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                                                                    EXHIBIT 10.4

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

              THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") dated as of December 22, 1998 by and among CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Borrower"), the Banks set forth therein, NBD BANK, as Syndication Agent, COMERICA BANK, as Documentation Agent and NATIONAL CITY BANK, HARRIS TRUST AND SAVINGS BANK, KEYBANK NATIONAL ASSOCIATION, NATIONSBANK, N.A. and WACHOVIA BANK, N.A., as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Agent").

WITNESSETH:

              WHEREAS, the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 5, 1998 (the "Credit Agreement"); and

              WHEREAS, the parties hereto desire to amend the Credit Agreement as herein provided.

              NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Definitions.

         Defined terms used herein unless otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement as amended by this Amendment.

         2. Amendment of Credit Agreement.

              A. Section 2.9.1 [Issuance of Letters of Credit] of the Credit Agreement is hereby amended by deleting "$20,000,000" in the last sentence thereof and inserting in lieu thereof "$60,000,000."

              B. Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended by deleting clause (viii) in its entirety and inserting in lieu thereof the following:

         (viii) "Indebtedness of a Loan Party or a Subsidiary of a Loan Party under an interest rate swap, cap, collar or floor agreement or other interest rate management device with any Bank referencing an aggregate notional amount not to exceed (i) with respect to then-outstanding Indebtedness, the sum of Indebtedness permitted under Section 7.2.1 which constitutes interest-bearing indebtedness for borrowed money and interest-bearing Earn Out Obligations and
(ii) with respect to future interest-bearing indebtedness for borrowed money anticipated to be incurred within twelve (12) months after any date of determination and otherwise permitted pursuant to Section 7.2.1, $100,000,000, provided, in each case, such interest rate swap, cap, collar or floor agreement, or interest rate management device is entered into for hedging purposes only and not for speculation, as determined in accordance with Statement of Financial Accounting Standards No. 133 (Accounting for Derivative Instruments and Hedging Activities); and

         (ix) Indebtedness (other than as set forth above) of the Borrower and its Subsidiaries in an amount not to exceed fifteen percent (15%) of Consolidated Net Worth in the aggregate at any one time outstanding."

              C. Section 7.2.5(2)(vi) [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended by (a) deleting "$5,000,000" in the second line thereof and inserting in lieu thereof "$15,000,000" and (b) deleting "five (5)" in the eighth (8th) line thereof and inserting in lieu thereof "one (1)."

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              D. Exhibit 7.2.5 [Acquisition Compliance Certificate] to the
Credit Agreement is hereby amended and restated in the form attached hereto as
Exhibit 7.2.5.

              E. Exhibit 7.3.3 [Quarterly Compliance Certificate) to the Credit Agreement is hereby amended by deleting Section 5(D) in its entirety and inserting the following in lieu thereof:

         (D)Indebtedness under an interest rate swap, cap, collar or floor arrangement or other interest rate management device with any Bank (aggregate notional amount may not exceed (i) with respect to then-outstanding Indebtedness, the sum of interest-bearing indebtedness for borrowed money and interest-bearing Earn Out Obligations and (ii) with respect to future interest-bearing indebtedness for borrowed money anticipated to be incurred within twelve (12) months after the Report Date and otherwise permitted by
Section 7.2.1, $100,000,000) $ ___________________

         (E)Indebtedness (other than set forth in Sections 7.2.1 (i) through (viii) of the Credit Agreement) (may not exceed $ ______________ which is fifteen percent (15%) of the Consolidated Net Worth) $ ___________________

         3. Conditions of Effectiveness of this Agreement.

         The effectiveness of this Amendment No. 1 is expressly conditioned upon satisfaction of each of the following conditions precedent:

         (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

         (b) Counterparts. The Agent shall have received counterparts of this Amendment No. 1 duly executed by the Borrower and the Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 1 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

         (c) Borrower Certificate. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 1.

         4. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

         5. Governing Law. This Amendment No. 1 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         6. Effective Date. This Amendment No. 1 shall be dated as of and shall be effective as of the date and year first above written, which date shall be the date of the

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satisfaction of all conditions precedent to effectiveness set forth in this
Amendment No. 1.



                            [SIGNATURE PAGE FOLLOWS]

 (SIGNATURE PAGE 1 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                                       CHAMPION ENTERPRISES, INC.


                                              By:
                                              Name:
                                              Title:

(Seal)


ATTEST:                                       CHAMPION HOME BUILDERS CO.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       REDMAN HOMES, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       DUTCH HOUSING, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       ACCENT MOBILE HOMES, INC.


                                              By:
                                              Name:

                                              Title:


(Seal)

(SIGNATURE PAGE 2 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)


ATTEST:                                       SOUTHERN SHOWCASE HOUSING, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       AUBURN CHAMP, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       REDMAN BUSINESS TRUST


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       CHANDELEUR HOMES, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       HOMES OF LEGEND, INC.


                                              By:
                                              Name:
                                              Title:

(Seal)


(SIGNATURE PAGE 3 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)


ATTEST:                                       GRAND MANOR, INC.


                                              By:
                                              Name:
                                              Title:

(Seal)


ATTEST:                                       CREST RIDGE HOMES, INC.


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       LAMPLIGHTER HOMES, INC.,
                                              a Washington corporation


                                              By:
                                              Name:
                                              Title:


(Seal)


ATTEST:                                       LAMPLIGHTER HOMES, INC.,
                                              an Oregon corporation


                                              By:
                                              Name:
                                              Title:


(Seal)


(SIGNATURE PAGE 4 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)


                                              PNC BANK, NATIONAL ASSOCIATION,
                                              Individually and as Administrative
                                              Agent
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                                              By:
                                              Name:
                                              Title:


                                              NBD BANK, individually and as
                                              Syndication Agent


                                              By:
                                              Name:
                                              Title:



                                              COMERICA BANK, individually and as
                                              Documentation Agent


                                              By:
                                              Name:
                                              Title:



                                              NATIONAL CITY BANK, individually
                                              and as Co-Agent


                                              By:
                                              Name:
                                              Title:



                                              HARRIS TRUST AND SAVINGS BANK,
                                              individually and as Co-Agent


                                              By:
                                              Name:
                                              Title:


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(SIGNATURE PAGE 5 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)


                                              KEYBANK NATIONAL ASSOCIATION,
                                              individually and as Co-Agent


                                              By:
                                              Name:
                                              Title:



                                              NATIONSBANK, N.A., individually
                                              and as Co-Agent


                                              By:
                                              Name:
                                              Title:



                                              WACHOVIA BANK, N.A., individually
                                              and as Co-Agent


                                              By:
                                              Name:
                                              Title:



                                              STANDARD FEDERAL BANK


                                              By:
                                              Name:
                                              Title:



                                              THE BANK OF TOKYO-MITSUBISHI,
                                              LTD., CHICAGO BRANCH


                                              By:
                                              Name:
                                              Title:


 (SIGNATURE PAGE 6 OF 6 OF AMENDMENT NO. 1 TO CREDIT AGREEMENT)


                                              MICHIGAN NATIONAL BANK


                                              By:

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                                              Name:
                                              Title:



                                              THE BANK OF NOVA SCOTIA


                                              By:
                                              Name:
                                              Title:



                                              BANK ONE, N.A.


                                              By:
                                              Name:
                                              Title:



                                              HIBERNIA NATIONAL BANK


                                              By:
                                              Name:
                                              Title:



                                              CREDIT SUISSE FIRST BOSTON


                                              By:
                                              Name:
                                              Title:



                                              By:
                                              Name:
                                              Title: